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                     U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 21, 2002

                           ---------------------------

                                 Citigroup Inc.
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             (Exact name of registrant as specified in its charter)

             Delaware               1-9924             52-1568099
          ---------------         -----------      -------------------
          (State or other         (Commission         (IRS Employer
          jurisdiction of        File Number)      Identification No.)
          incorporation)


                    399 Park Avenue, New York, New York 10043
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               (Address of principal executive offices) (Zip Code)


                                 (212) 559-1000
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              (Registrant's telephone number, including area code)

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                                 Citigroup Inc.
                           Current Report on Form 8-K

Item 5. Other Events.

Attached hereto as Exhibit 99.01 and incorporated by reference herein is the Historical Annual Supplement of Citigroup Inc. and subsidiaries.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits

         Exhibit Number                        Description of Exhibit
         --------------                      ----------------------------
              99.01                          Historical Annual Supplement

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                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 21, 2002                        CITIGROUP INC.

                                    By: /s/ William P. Hannon
                                       ---------------------------
                                    Name:  William P. Hannon

                                    Title: Controller

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